Inventories, net	12 Months Ended
Dec. 31, 2022
Inventory Disclosure [Abstract]
Inventories, net	Inventories, net
Accounting Policy
Inventory costs are computed on a first-in, first-out basis. Our inventory values are comprised of purchased materials, freight expenses, customs, duties, production labor and overhead. The valuation of inventory includes determining which fixed production overhead costs should be capitalized into inventory based on the normal capacity of our manufacturing and assembly facilities. During periods when production is below our established normal capacity level, a portion of our fixed overhead costs are not included in the cost of inventory; instead, it is recognized as cost of sales as incurred.
Inventory is valued at the lower of cost or net realizable value, based on assumptions about future demand and market conditions. Valuation of inventory also requires us to establish provisions for inventory that is defective, obsolete or in excess. We use our demand forecast to develop manufacturing plans and utilize this information to compare against raw materials, work in progress and finished product levels to determine the amount of defective, obsolete or excess inventory.
Inventories consist of the following:

Year ended December 31 (€, in millions)	2021	2022
Raw materials	2,668.3	3,198.9
Work-in-process	1,749.9	2,163.9
Finished products	1,179.0	2,303.8
Inventories, gross	5,597.2	7,666.6
Inventory reserves	(418.0)	(466.9)
Inventories, net	5,179.2	7,199.7
The increase in inventory in 2022, compared to 2021, is driven by the increased demand from customers reflected through an increased number of fast shipments during 2022. Systems that are fast shipped to our customers are not recognized into revenue until formal customer acceptance at SAT and thus remain part of ASML Finished products. Additionally, inventory increased in 2022 due to higher costs of our latest technologies and growing install base.
A summary of movements in the inventory reserves is as follows:

Year ended December 31 (€, in millions)	2021	2022
Balance at beginning of year	(473.2)	(418.0)
Additions for the year	(180.7)	(278.5)
Effect of changes in exchange rates	(6.1)	(1.1)
Utilization of the reserve	242.0	230.7
Balance at end of year	(418.0)	(466.9)
The additions for 2022, 2021 and 2020 are recorded in Cost of sales. The additions for the year mainly relate to inventory items which became obsolete due to technological developments and design changes.